UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

CarGurus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38233	04-3843478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Canal Park, 4th Floor

Cambridge,

Massachusetts 02141

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code: 617-354-0068

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On December 9, 2020 (the “Agreement Date”), CarGurus, Inc., a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among the Company, CarOffer, LLC, a Delaware limited liability company (“CarOffer”), CarOffer Investors Holding, LLC, a Delaware limited liability company (“TopCo”), each of the Members of TopCo (each a “Member” and collectively, the “Members”), and Bruce T. Thompson, an individual residing in Texas (the “Members’ Representative”), pursuant to which the Company will acquire a 51% interest in CarOffer, with the remaining equity (the “Remaining Equity”) to be indirectly retained by the existing equity holders of CarOffer and subject to certain call and put arrangements (the “Transaction”).

Upon consummation of the transactions contemplated by the Purchase Agreement (the “Closing”), the Company will acquire a 51% interest in CarOffer for an aggregate consideration of $140,250,000 (the “Total Consideration”), such Total Consideration consisting of (a) shares of Class A Common Stock of the Company, par value $0.001 per share (the “Company Class A Common Stock”), in the aggregate amount of $70,125,000 (the “Stock Consideration”) and (b) $70,125,000 in cash (“Cash Consideration”), subject to certain adjustments set forth in the Purchase Agreement. The number of shares of Company Class A Common Stock to be issued in connection with the Stock Consideration is 3,115,282 which has been calculated by reference to a value of $22.51 per share, which equals the volume-weighted average closing price per share of Company Class A Common Stock on the Nasdaq Stock Market for the 28 consecutive trading days ending on the third Business Day preceding the Agreement Date.

In addition, the Company will establish a retention pool in an aggregate amount of $8,000,000 in the form of restricted stock units to be issued pursuant to the Company’s standard form of restricted stock unit agreement under the Company’s Omnibus Incentive Compensation Plan, (i) $6,000,000 of which will be granted to certain CarOffer employees following the Closing in accordance with the terms of the Purchase Agreement and (ii) $2,000,000 of which will be made available for issuance to future CarOffer employees following the Closing in accordance with the terms of the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants by the Company and CarOffer. A portion of the Total Consideration will be held in escrow to secure certain payment and indemnification obligations of CarOffer and the Members, as applicable and in accordance with the terms of the Purchase Agreement. The Company is also purchasing a representations and warranties insurance policy in connection with the Purchase Agreement, which will be subject to certain exclusions and deductibles.

The Closing is subject to customary closing conditions, including regulatory approvals, and is expected to occur in the first quarter of 2021. Either the Company or CarOffer may terminate the Purchase Agreement if the Closing has not occurred on or before March 9, 2021, subject to the terms of the Purchase Agreement.

Second Amended and Restated Limited Liability Company Agreement

In addition, the Company, TopCo, each Member and CarOffer MidCo, LLC, a Delaware limited liability company, entered into the Second Amended and Restated Limited Liability Company Agreement, dated December 9, 2020 (the “CarOffer Operating Agreement”), pursuant to which, among other matters, the Company will have the right to appoint a majority of the members of the Board of Managers of CarOffer, other rights customary for a transaction of this nature and the put and call rights described below.

In the second half of 2022, the Company will have a call right (the “2022 Call Right”), exercisable in its sole discretion, to acquire a portion of the Remaining Equity representing up to twenty-five percent (25%) of the fully diluted capitalization of CarOffer (such acquired Remaining Equity, the “2022 Acquired Remaining Equity”) at an implied CarOffer value as of June 30, 2022 equal to the First Determination Date Company Value (as defined in the CarOffer Operating Agreement). If the 2022 Call Right is exercised by the Company, the 2022 Acquired Remaining Equity will be purchased ratably across all of the non-Company holders of CarOffer equity securities.  The consideration to be paid by the Company in connection with the exercise of the 2022 Call Right will be in the form of cash and/or shares of Company Class A Common Stock, as determined by the Company in its sole discretion.

In the second half of 2024, (a) the Company will have a call right (the “2024 Call Right”), exercisable in its sole discretion, to acquire all, and not less than all, of the Remaining Equity that it has not acquired pursuant to the 2022 Call Right and the Transaction, at an implied CarOffer value as of June 30, 2024 equal to the Second Determination Date Company Call Value (as defined in the CarOffer Operating Agreement), and (b) the representative of the holders of the Remaining Equity will have a put right (the “2024 Put Right”), exercisable in his, her or their sole discretion, to have the holders of the Remaining Equity sell to the Company, all, and not less than all, of the Remaining Equity at an implied CarOffer value as of June 30, 2024 equal to the Second Determination Date Company Put Value (as defined in the CarOffer Operating Agreement). The determination of whether the 2024 Call Right or the 2024 Put Right is ultimately exercised is as set forth in the CarOffer Operating Agreement. The consideration to be paid by the Company in connection with the exercise of either the 2024 Call Right or the 2024 Put Right, as applicable, will be in the form of cash and/or shares of Company Class A Common Stock, as determined by the Company in its sole discretion.

The Company intends to issue the shares of Company Class A Common Stock described herein in reliance upon the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The foregoing summary of the Purchase Agreement, the CarOffer Operating Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement and the CarOffer Operating Agreement, which are attached hereto as Exhibits 2.1 and 10.1, respectively.

Cautionary Language Concerning Forward-Looking Statements

This report includes forward-looking statements. All statements contained in this report other than statements of historical facts, including, without limitation, statements regarding the expected completion of the transactions contemplated by the Purchase Agreement and the time frame in which this will occur, as well as expected share issuances and the exercise of put and call rights under the CarOffer Operating Agreement, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “guide,” “intend,” “likely,” “may,” “will” and similar expressions and their negatives are intended to identify forward-looking statements. The Company has based these forward-looking statements on its current expectations and projections about future events and financial trends that it believes may affect the Company’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation: risks related to regulatory approval of the transaction with CarOffer or that other conditions to the Closing may not be satisfied; the potential impact on the businesses of the Company and CarOffer due to the announcement of the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the Company’s growth and ability to grow its revenue; the Company’s relationships with dealers; competition in the markets in which the Company operates; market growth; the Company’s ability to innovate; the Company’s ability to realize benefits from its acquisitions generally and successfully implement the integration strategies in connection therewith; natural disasters, epidemics or pandemics, like COVID-19 that has negatively impacted the Company’s business; the Company’s ability to operate in compliance with applicable laws, as well as other risks and uncertainties set forth in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q, filed on November 5, 2020 with the Securities and Exchange Commission (SEC), and subsequent reports that the Company files with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the Company cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. The Company is under no duty to update any of these forward-looking statements after the date of this report to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this report.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 and in Exhibit 99.1 hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

On December 10, 2020, the Company issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement, dated December 9, 2020, by and among CarGurus, Inc., CarOffer, LLC, CarOffer Investors Holding, LLC (“TopCo”), the Members of TopCo and Bruce T. Thompson.
10.1	Second Amended and Restated Limited Liability Company Agreement, dated December 9, 2020, by and among CarGurus, Inc., TopCo, the Members of TopCo, and CarOffer MidCo, LLC.
99.1	Press Release of CarGurus, Inc., dated December 10, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2020	CARGURUS, INC.

/s/ Jason Trevisan
Name: Jason Trevisan Title: Chief Financial Officer and President, International